Exhibit 99.2

Strategic Hotel Capital, Inc.

Supplemental Financial Information

June 30, 2005

Strategic Hotel Capital, Inc.

Supplemental Financial Information

June 30, 2005

TABLE OF CONTENTS

PAGE
CORPORATE INFORMATION
The Company	3
Board of Directors and Executive Officers	4
Equity Research Coverage	5

FINANCIAL HIGHLIGHTS
Supplemental Financial Data	6
Condensed Consolidated Statements of Operations	7
Condensed Consolidated Balance Sheets	8
REIT Hotel Statements of Operations	9-10
Discontinued Operations	11
Non-GAAP Financial Measures	12
Reconciliation of Net Income (Loss) Available to Common Shareholders to EBITDA and Adjusted EBITDA	13
Reconciliation of Net Income (Loss) Available to Common Shareholders to Funds From Operations (FFO) and FFO - Fully Converted	14
Debt Summary	15

PORTFOLIO DATA
Portfolio at June 30, 2005	16
Seasonality by Geographic Region	17
Operating Statistics by Geographic Region	18-19
Selected Financial and Operating Information by Property	20-25
Reconciliation of Property EBITDA to EBITDA	26

Supplemental Financial Information June 30, 2005

CORPORATE INFORMATION

The Company

Strategic Hotel Capital, Inc. is an industry-leading owner and asset manager of high-end hotels and resorts. We own a quality portfolio of upper upscale and luxury hotels and resorts in desirable North American and European locations. Our portfolio is made up of 17 properties totaling 7,640 rooms. We own unique hotels with complex operations, sophisticated customers and multiple revenue streams. Our properties include large convention hotels, business hotels and resorts, which are managed by internationally recognized hotel management companies.

Our asset management expertise is what truly distinguishes us. Asset management is our focus, our core competency, and our competitive advantage. Our business is driven by our team’s depth of knowledge and hands-on expertise in every aspect of the lodging industry. While our focus is to drive top line revenues, we importantly focus on every component of bottom line profitability. We use our experience to make selective, value added acquisitions and recycle capital through thoughtful and planned dispositions. Simply put, we are utilizing our expert management skills in building a great hotel company which will provide attractive returns for our shareholders.

Strategic Hotel Capital, Inc. is a real estate investment trust (REIT) and is traded on the New York Stock Exchange under the symbol SLH.

Fiscal Year End:

December 31

Number of Full-Time Equivalent Employees:

36

Corporate Headquarters:

77 West Wacker Drive, Suite 4600

Chicago, IL 60601

(312) 658-5000

Company Contact:	At Financial Relations Board:
James Mead	Georganne Palffy
Chief Financial Officer	Financial Relations Board
(312) 658-5000	(312) 640-6768

Supplemental Financial Information June 30, 2005

Board of Directors and Executive Officers

John C. Deterding

Chairman of the Board and Chairman of the Corporate Governance and Nominating Committee

Laurence S. Geller

President, Chief Executive Officer and Director

Robert P. Bowen

Director and Chairman of the Audit Committee

Thomas A. Hassard

Director

Robert J. Watson

Director and Chairman of the Compensation Committee

James E. Mead

Executive Vice President and Chief Financial Officer (Principal Financial Officer)

Richard J. Moreau

Senior Vice President — Asset Management

Monte J. Huber

Vice President, Controller, and Treasurer (Principal Accounting Officer)

Paula C. Maggio

Vice President, Secretary and General Counsel

Supplemental Financial Information June 30, 2005

Equity Research Coverage

Firm	Analyst	Telephone
Banc of America Securities, LLC	J. Cogan	(415) 627-2501

Deutsche Bank North America	Marc Falcone	(212) 250-7417

Goldman, Sachs & Co.	Steven Kent	(212) 902-6752

Green Street Advisors, Inc.	John Arabia	(949) 640-8780

Raymond James & Associates	William Crow	(727) 567-2594

Wachovia Securities	Jeffrey Donnelly	(617) 603-4262

JMP Securities	Will Marks	(415) 835-8944

Strategic Hotel Capital is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Strategic Hotel Capital’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Strategic Hotel Capital or its management. Strategic Hotel Capital does not by its reference here imply its endorsement of, or concurrence with, such information, conclusions or recommendations.

Supplemental Financial Information June 30, 2005

FINANCIAL HIGHLIGHTS

Supplemental Financial Data

(in thousands, except per share information)

June 30, 2005
Capitalization
Common shares outstanding	30,078
Operating partnership units outstanding	9,402
Restricted stock units outstanding	488

Combined shares and units outstanding	39,968
Common stock price at end of period	$18.00

Common equity capitalization	$719,424
Preferred equity capitalization	100,000
Consolidated debt	737,975
Pro rata share of unconsolidated debt	30,032
Pro rata share of consolidated debt allocated to Intercontinental Hotels Group	(30,300)
Cash and cash equivalents	(58,085)

Total enterprise value	$1,499,046

Dividends Per Share
Common dividends declared (holders of record on March 31, 2005):	$0.22

Common dividends declared (holders of record on June 30, 2005):	$0.22

Supplemental Financial Information Three and Six Months Ended June 30, 2005 and 2004

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(UNAUDITED)

	Three Months Ended June 30,		Six Months Ended June 30,
	2005	2004	2005	2004
Revenues:
Rooms	$75,330	$86,247	$137,198	$171,393
Food and beverage	44,513	43,380	79,832	85,117
Other hotel operating revenue	14,149	13,527	26,427	27,196

	133,992	143,154	243,457	283,706
Lease revenue	3,908	8,649	7,979	15,228

Total revenues	137,900	151,803	251,436	298,934

Operating Costs and Expenses:
Rooms	17,893	22,112	31,154	43,608
Food and beverage	30,977	33,125	55,962	65,645
Other departmental expenses	36,635	39,127	66,516	77,497
Management fees	4,315	5,168	8,581	10,288
Other property level expenses	8,916	8,897	15,292	18,157
Lease expense	3,418	—	6,991	—
Depreciation and amortization	14,225	19,906	24,812	40,057
Corporate expenses	4,650	13,671	9,407	20,194

Total operating costs and expenses	121,029	142,006	218,715	275,446

Operating income	16,871	9,797	32,721	23,488
Interest expense	(10,721)	(25,588)	(18,203)	(50,843)
Interest income	469	445	761	969
Loss on early extinguishment of debt	—	(24,134)	—	(21,946)
Other income (expenses), net	2,961	(3,238)	4,623	(2,043)

Income (loss) before income taxes, minority interests and discontinued operations	9,580	(42,718)	19,902	(50,375)
Income tax expense	(1,547)	(109)	(2,567)	(355)
Minority interests	(1,901)	1,014	(4,104)	928

Income (loss) from continuing operations	6,132	(41,813)	13,231	(49,802)
Income from discontinued operations	—	—	—	75,662

Net income (loss)	6,132	(41,813)	13,231	25,860
Preferred shareholder dividend	(2,154)	—	(2,503)	—

Net income (loss) available to common shareholders	$3,978	$(41,813)	$10,728	$25,860

Basic Earnings (Loss) Per Share:
Income (loss) from continuing operations available to common shareholders per share	$0.13	$(2.17)	$0.35	$(2.59)
Income from discontinued operations available to common shareholders per share	—	—	—	3.94

Net income (loss) available to common shareholders per share	$0.13	$(2.17)	$0.35	$1.35

Basic weighted-average common shares outstanding	30,257	19,269	30,247	19,190

Diluted Earnings (Loss) Per Share:
Income (loss) from continuing operations available to common shareholders per share	$0.13	$(2.19)	$0.35	$(2.63)
Income from discontinued operations available to common shareholders per share	—	—	—	3.92

Net income (loss) available to common shareholders per share	$0.13	$(2.19)	$0.35	$1.29

Diluted weighted-average common shares outstanding	30,406	19,501	30,395	19,306

Our condensed consolidated statements of operations for the three and six months ended June 30, 2004 include the results of the 14 hotel interests owned and leased by the company as of June 30, 2004, as well as the results of seven other hotels, which were distributed out of the company on June 29, 2004 in connection with the IPO and in which the company no longer has an ownership interest.

Supplemental Financial Information June 30, 2005 and December 31, 2004

Condensed Consolidated Balance Sheets

(in thousands, except share data)

(UNAUDITED)

	June 30, 2005	December 31, 2004
Assets
Property and equipment	$1,260,746	$952,717
Less accumulated depreciation	(245,274)	(222,150)

Net property and equipment	1,015,472	730,567

Goodwill	66,656	66,438
Intangible assets (net of accumulated amortization of $539 and $87, respectively)	3,243	1,613
Investment in hotel joint ventures	11,481	12,060
Cash and cash equivalents	58,085	40,071
Restricted cash and cash equivalents	26,530	26,979
Accounts receivable (net of allowance for doubtful accounts of $321 and $361, respectively)	28,585	21,056
Deferred financing costs (net of accumulated amortization of $2,964 and $1,420, respectively)	12,042	11,178
Other assets	76,103	80,388

Total assets	$1,298,197	$990,350

Liabilities and Shareholders’ Equity
Liabilities:
Mortgages and other debt payable	$689,975	$489,140
Bank credit facility	48,000	54,000
Accounts payable and accrued expenses	76,101	58,946
Distributions payable	8,718	8,709
Deferred fees on management contracts	2,246	2,333
Deferred gain on sale of hotels	104,338	119,616

Total liabilities	929,378	732,744
Minority interests in SHCI’s operating partnership	60,516	61,053
Minority interests in consolidated joint ventures	15,612	—
Shareholders’ equity:
8.5% Series A Cumulative Redeemable Preferred Shares ($0.01 par value; 4,000,000 shares issued and outstanding; liquidation preference $25.00 per share)	97,540	—
Common shares ($0.01 par value; 150,000,000 common shares authorized; 30,077,505 and 30,035,701 common shares issued and outstanding, respectively)	301	300
Additional paid-in capital	485,771	483,691
Deferred compensation	(2,423)	(1,731)
Accumulated deficit	(258,642)	(271,873)
Accumulated distributions to shareholders	(29,360)	(13,447)
Accumulated other comprehensive loss	(496)	(387)

Total shareholders’ equity	292,691	196,553

Total liabilities and shareholders’ equity	$1,298,197	$990,350

Supplemental Financial Information Three and Six Months Ended June 30, 2005 and 2004

REIT Hotel Statements of Operations (a)

(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2005	2004	2005	2004
REIT Hotel Revenues:
Rooms	$75,330	$44,197	$137,198	$93,323
Food and beverage	44,513	23,988	79,832	49,271
Other hotel operating revenue	14,149	9,010	26,427	18,502

	133,992	77,195	243,457	161,096
Lease revenue (b)	3,908	6,012	7,979	11,693

REIT hotel revenues	137,900	83,207	251,436	172,789

REIT Hotel Expenses:
Rooms	17,893	9,780	31,154	19,695
Food and beverage	30,977	17,573	55,962	35,780
Other departmental expenses	36,635	23,013	66,516	46,206
Management fees	4,315	3,588	8,581	7,367
Other property level expenses	8,916	4,086	15,292	8,388
Lease expense	3,418	—	6,991	—

REIT hotel expenses	102,154	58,040	184,496	117,436

REIT Hotel Adjusted Operating Income	35,746	25,167	66,940	55,353
Interest expense, net	(10,252)	(14,113)	(17,442)	(27,636)
Loss on early extinguishment of debt	—	(11,472)	—	(9,284)
Other income (expenses), net (c)	1,711	(3,238)	2,123	(2,043)

Income before income taxes and minority interests	27,205	(3,656)	51,621	16,390
Income tax expense	(1,547)	(109)	(2,567)	(355)
Minority interests (d)	(1,901)	1,014	(4,104)	928

REIT Hotel Income (Loss)	23,757	(2,751)	44,950	16,963
REIT depreciation and amortization	(14,225)	(10,332)	(24,812)	(20,373)
Corporate expenses	(4,650)	(13,671)	(9,407)	(20,194)
Asset management fees related to distributed assets (e)	1,250	—	2,500	—
Non-REIT hotel results, net	—	(15,059)	—	(26,198)
Income from discontinued operations	—	—	—	75,662

Net Income (Loss)	$6,132	$(41,813)	$13,231	$25,860

Supplemental Financial Information Three and Six Months Ended June 30, 2005 and 2004

(a) REIT hotel operating data above excludes the results of operations of the distributed assets that are required to be included in GAAP financial statement presentations prior to the date of the IPO because we are deemed to have continuing involvement as a result of our agreement to asset manage those assets. As a result, we have presented only REIT hotel operating results and a reconciliation of REIT hotel income to net income, the most directly comparable GAAP measure.

REIT hotel operating results are presented because we believe that it most fairly represents comparable period-to-period performance of our hotels and facilitates comparisons with other hotel REITs and hotel owners. Because of the elimination of the non-REIT hotel operations, the REIT hotel operating results do not represent our total revenues, expenses or operating profit in accordance with GAAP. These results should be considered in combination with our GAAP financial statements by investors when evaluating our performance.

(b) Until March 1, 2004, the Hamburg Marriott was accounted for under the equity method. After March 1, 2004 when we acquired our joint venture partner’s 65% leasehold interest in the property, we record lease revenue for the Hamburg Marriott. Lease revenue for the three and six months ended June 30, 2004 includes revenues from the Hyatt Regency New Orleans until June 29, 2004 when we converted the Hyatt Regency New Orleans lease to a management agreement. Prior to June 29, 2004, the Paris Marriott Champs Elysees was accounted for as a finance obligation and we consolidated its results because of a continuing involvement in supporting the financing of the property through a collateralized guarantee. On June 29, 2004, we recorded a sale and leaseback related to the Paris Marriott Champs Elysees. Subsequent to June 29, 2004, we earn only lease revenue from the Hamburg Marriott and the Paris Marriott Champs Elysees.

(c) Other income (expenses), net includes our equity in earnings or losses of our investments in the Prague hotel joint venture for the three and six months ended June 30, 2005 and 2004. Earnings or losses from our investment in the Hamburg Marriott hotel joint venture are included in the six months ended June 30, 2004 until the acquisition of our joint venture partner’s interest in the property on March 1, 2004.

(d) Minority interests represent interests held by others in SHC Funding and other entities controlled by SHCI, or for periods prior to the Offering, SHCI’s predecessor, Strategic Hotel Capital, LLC (SHC LLC). There are two components to SHCI’s minority interests. First, the Company reflects minority interests related to the InterContinental Chicago and Miami hotels on the balance sheet for the 15% portion of the properties consolidated by SHCI, but not owned by the Company. The $15,612,000 minority interest balance was established based on the agreed upon fair market value of the assets at the time of the transaction. The earnings or losses from these properties attributable to minority interests are normally reflected as minority interests in the statements of operations; however, based on the partnership agreements with IHG, SHCI receives a preferred return of all the net cash flow (as defined in the agreements) at the properties through December 31, 2005, up to a certain threshold. SHCI does not believe that threshold will be exceeded in 2005. Second, minority interest in SHC Funding on the consolidated balance sheets is calculated by dividing the number of units held by the minority interests by the sum of SHCI’s units and the units held by the minority interests, all calculated based on the units outstanding at the end of the period. Net income is allocated to minority interests in SHC Funding based on their weighted average ownership percentages during the period. The ownership percentage is calculated by dividing the number of units held by the minority interests by the sum of SHCI’s units and the units held by the minority interests, all calculated based on the weighted average days outstanding.

Prior to the Offering, minority interests represented the limited partners’ interests in limited partnerships that were controlled by SHCI’s predecessor, SHC LLC. The carrying value of the minority interest was increased by the minority interests’ share of partnership earnings and reduced by their semi-annual partnership cash distributions as well as return of capital distributions. SHC LLC’s units issued upon exchange of the limited partnership units have been accounted for at the cost of the minority interest surrendered.

(e) The Company has an asset management agreement with SHC LLC, under which the Company manages the day-to-day business of SHC LLC for an annual fee of $5,000,000, payable monthly in arrears. The term of the agreement is for five years, commenced on June 29, 2004 and will renew unless prior written notice is given. In addition, SHC LLC has the right to terminate the agreement if certain events occur. SHC LLC has entered into a purchase and sale agreement for one property. The asset management fee will be reduced by approximately $716,000 annually, commencing 30 days after written notice of this sale is received by SHCI, which is expected in the third quarter of 2005.

Supplemental Financial Information Three and Six Months Ended June 30, 2005 and 2004

Discontinued Operations

(in thousands)

On February 6, 2004, the Company sold its hotel located in Washington, D.C. that was held for sale as of December 31, 2003. The following is a summary of income from discontinued operations for the three and six months ended June 30, 2005 and 2004:

	Three Months Ended June 30,		Six Months Ended June 30,
	2005	2004	2005	2004
Lease revenue	$—	$—	$—	$257
Interest expense	—	—	—	(577)
Gain on sale of assets	—	—	—	75,982

Income from discontinued operations	$—	$—	$—	$75,662

Supplemental Financial Information June 30, 2005

Non-GAAP Financial Measures

In addition to REIT hotel income, four other non-GAAP financial measures are presented for the Company that we believe are useful to investors as key measures of our operating performance: Funds from Operations, or FFO; Fully Converted FFO; Earnings Before Interest Expense, Taxes, Depreciation and Amortization, or EBITDA; and Adjusted EBITDA. Reconciliation of these measures to net income (loss), the most directly comparable GAAP measure, is set forth in the following tables.

We compute FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which adopted a definition of FFO in order to promote an industry-wide standard measure of REIT operating performance that would not have certain drawbacks associated with net income (loss) under GAAP. NAREIT defines FFO as net income (or loss) (computed in accordance with GAAP) excluding gains (or losses) from sales of property plus real estate-related depreciation and amortization, and after adjustments for our portion of these items related to unconsolidated partnerships and joint ventures. We also present Fully Converted FFO, which is FFO plus convertible debt interest expense and minority interest expense on convertible minority interests. We believe that the presentation of FFO and Fully Converted FFO provides useful information to investors regarding our results of operations because they are measures of our ability to fund capital expenditures and expand our business. In addition, FFO is widely used in the real estate industry to measure operating performance without regard to items such as depreciation and amortization.

EBITDA represents net income (loss) excluding: (i) interest expense, (ii) income tax expense, including deferred income tax benefits and expenses applicable to our foreign subsidiaries and income taxes applicable to sale of assets; and (iii) depreciation and amortization. EBITDA also excludes interest expense, income tax expense and depreciation and amortization of our equity method investments. EBITDA for 2005 and 2004 is presented on a full participation basis, which means we have assumed conversion of all operating partnership minority interests into the Company's common shares. We believe this treatment of minority interest provides more useful information for management and our investors and appropriately considers our current capital structure. We also present Adjusted EBITDA, which eliminates the effect of realizing deferred gains on our sale leasebacks. We believe EBITDA and Adjusted EBITDA are useful to an investor in evaluating our operating performance because they provide investors with an indication of our ability to incur and service debt, to satisfy general operating expenses, to make capital expenditures and to fund other cash needs or reinvest cash into our business. We also believe they help investors meaningfully evaluate and compare the results of our operations from period to period by removing the impact of our asset base (primarily depreciation and amortization) from our operating results. Our management also uses EBITDA and Adjusted EBITDA as measures in determining the value of acquisitions and dispositions.

We caution investors that amounts presented in accordance with our definitions of FFO, Fully Converted FFO, EBITDA and Adjusted EBITDA may not be comparable to similar measures disclosed by other companies, since not all companies calculate these non-GAAP measures in the same manner. FFO, Fully Converted FFO, EBITDA and Adjusted EBITDA should not be considered as an alternative measure of our net income (loss) or operating performance. FFO, Fully Converted FFO, EBITDA and Adjusted EBITDA may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that FFO, Fully Converted FFO, EBITDA and Adjusted EBITDA can enhance your understanding of our financial condition and results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily a better indicator of any trend as compared to comparable GAAP measures such as net income. In addition, you should be aware that adverse economic and market conditions might negatively impact our cash flow. Below, we have provided a quantitative reconciliation of FFO, Fully Converted FFO, EBITDA and Adjusted EBITDA to the most directly comparable GAAP financial performance measure, which is net income (loss), and provide an explanatory description by footnote of the items excluded from FFO, Fully Converted FFO, EBITDA and Adjusted EBITDA. Prior year amounts have been adjusted to conform to the current year presentation of a fully converted basis.

Supplemental Financial Information Three and Six Months Ended June 30, 2005 and 2004

Reconciliation of Net Income (Loss) Available to Common Shareholders to EBITDA and Adjusted EBITDA

(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2005	2004	2005	2004
Net income (loss) available to common shareholders	$3,978	$(41,813)	$10,728	$25,860
Depreciation and amortization - continuing operations	14,225	19,906	24,812	40,057
Interest expense - continuing operations	10,721	25,588	18,203	50,843
Interest expense - discontinued operations	—	—	—	577
Income taxes	1,794	135	2,872	314
Minority interests	1,901	(1,014)	4,104	(928)
Adjustments from unconsolidated affiliates	1,086	1,793	2,022	3,279
Preferred shareholder dividend	2,154	—	2,503	—

EBITDA (a)	35,859	4,595	65,244	120,002
Realized portion of deferred gain on sale leasebacks	(1,104)	—	(2,246)	—

Adjusted EBITDA (a)	$34,755	$4,595	$62,998	$120,002

(a)	EBITDA and Adjusted EBITDA have not been adjusted for the following amounts included in net income (loss) because these gains (losses) have either occurred during the prior two years or are reasonably likely to occur within two years (in thousands).

•	Loss on early extinguishment of debt from continuing operations amounted to $24,134 and $21,946 for the three and six months ended June 30, 2004.

•	Gain on sale of assets from discontinued operations amounted to $75,982 for the six months ended June 30, 2004.

Supplemental Financial Information Three and Six Months Ended June 30, 2005 and 2004

Reconciliation of Net Income (Loss) Available to Common Shareholders to

Funds From Operations (FFO) and FFO - Fully Converted

(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2005	2004	2005	2004
Net income (loss) available to common shareholders	$3,978	$(41,813)	$10,728	$25,860
Depreciation and amortization - continuing operations	14,225	19,906	24,812	40,057
Gain on sale of assets - continuing operations	(42)	—	(42)	—
Gain on sale of assets - discontinued operations	—	—	—	(75,982)
Realized portion of deferred gain on sale leasebacks	(1,104)	—	(2,246)	—
Deferred tax expense on realized portion of deferred gain on sale leasebacks	331	—	675	—
Minority interests adjustments	(2,618)	(124)	(5,247)	(124)
Adjustments from unconsolidated affiliates	535	828	1,045	1,799

FFO (a)	15,305	(21,203)	29,725	(8,390)
Convertible debt interest expense	—	2,052	—	4,105
Convertible minority interests	4,519	(890)	9,351	(804)

FFO - Fully Converted (a)	$19,824	$(20,041)	$39,076	$(5,089)

(a)	FFO and Fully Converted FFO have not been adjusted for the following amounts included in net income (loss) because these gains (losses) have either occurred during the prior two years or are reasonably likely to occur within two years (in thousands).

•	Loss on early extinguishment of debt from continuing operations amounted to $24,134 and $21,946 for the three and six months ended June 30, 2004.

Supplemental Financial Information June 30, 2005

Debt Summary

(dollars in thousands)

Debt	Encumbered Hotels	Interest Rate		Spread to LIBOR		Loan Amount	Maturity Date
Bank credit facility	14	6.10	% (a)	295	bp	$48,000	June 2007
CMBS Floating Rate	9	4.63%		141	bp	275,000	Sept. 2006
CMBS Fixed Rate	3	5.43%		Fixed		206,057	July 2011
InterContinental Floating Rate	2	4.97%		175	bp	202,000	April 2007
Other debt	1	6.11%		300	bp	6,918	May 2014

						$737,975

(a)	Represents the weighted average interest rate for the six months ended June 30, 2005.

Caps	LIBOR Cap Rate	Notional Amount	Maturity
CMBS Floating Rate Cap	5.00%	$104,000	July 2006
CMBS Floating Rate Additional Cap	5.00%	$75,000	Sept. 2006

Swap	Fixed Pay Rate Against LIBOR	Notional Amount	Maturity
CMBS Floating Rate Swap	3.62%	$96,000	June 2007
SHC Funding Swap	4.59%	$75,000	April 2012
SHC Funding Swap	4.42%	$75,000	April 2010
SHC Funding Swap	4.12%	$50,000	June 2012

At June 30, 2005, future scheduled debt principal payments (including extension option) are as follows (in thousands):

Years ended December 31,	Amounts
2005	$1,377
2006	2,903
2007	51,067
2008	3,209
2009	278,421
Thereafter	400,998

Total	$737,975

Financing transactions in 2005:

On March 22, 2005, we amended the interest rate on the bank credit facility. Prior to the amendment, interest was payable monthly at either a base rate plus a spread of 2.50% or LIBOR plus a spread of 3.75%. Subsequent to the amendment, interest is payable monthly at either a base rate plus a spread of 1.70% or LIBOR plus a spread of 2.95%.

On April 1, 2005, the joint ventures (the Ventures) that own the InterContinental Chicago and Miami completed three mortgage loan financings with German American Capital Corporation. Aggregate proceeds from these financings amounted to $202,000,000 and are secured by mortgages on the two hotel properties purchased by the Ventures.

As required by the loan agreements described above, the Ventures purchased interest rate caps with notional amounts covering the entire $202,000,000 of the floating rate notes. Concurrent with the purchase of the interest rate caps described above, SHC Funding entered into an agreement to sell caps with notional amounts of $202,000,000.

On April 12, 2005, the Company executed $150 million in corporate interest rate swap agreements and on June 7, 2005, the Company executed an additional $50 million corporate interest rate swap agreement.

On August 28, 2005, the Company signed an agreement to increase the bank credit facility from $120,000,000 to $175,000,000.

Supplemental Financial Information June 30, 2005

PORTFOLIO DATA

Portfolio at June 30, 2005

Hotel	Location	Number of Rooms	% of Total Rooms	% of QTD June 2005 Property EBITDA
United States:
Hyatt Regency New Orleans	New Orleans, LA	1,184	16%	11%
Hyatt Regency Phoenix	Phoenix, AZ	712	9%	5%
Hilton Burbank Airport and Convention Center	Burbank, CA	488	6%	6%
Marriott Rancho Las Palmas Resort	Rancho Mirage, CA	444	6%	2%
Hyatt Regency La Jolla at Aventine	La Jolla, CA	419	5%	6%
Marriott Schaumburg	Schaumburg, IL	398	5%	3%
Marriott Lincolnshire Resort	Lincolnshire, IL	390	5%	3%
Loews Santa Monica Beach Hotel	Santa Monica, CA	342	4%	9%
Embassy Suites Lake Buena Vista Resort	Orlando, FL	333	4%	3%
Ritz-Carlton Half Moon Bay	Half Moon Bay, CA	261	3%	7%
InterContinental Chicago (a)	Chicago, IL	807	12%	17%
InterContinental Miami (a)	Miami, FL	641	8%	9%

Total United States		6,419	83%	81%

Mexican:
Four Seasons Mexico City	Mexico City, Mexico	240	3%	4%
Four Seasons Punta Mita Resort	Punta Mita, Mexico	140	2%	10%

Total Mexican		380	5%	14%

European:
InterContinental Prague (b)	Prague, Czech Republic	372	5%	5%
Marriott Hamburg (c)	Hamburg, Germany	277	4%	N/A
Paris Marriott Champs Elysees (d)	Paris, France	192	3%	N/A

Total European		841	12%	5%

		7,640	100%	100%

(a)	On April 1, 2005, we purchased an 85% controlling interest in the joint ventures that own the InterContinental Chicago and Miami hotels. We consolidate these hotels for reporting purposes. The percentage of property EBITDA above has been calculated based on 100% of the activity during the second quarter.

(b)	We have a 35% interest in the joint venture that owns the InterContinental Prague and account for our investment under the equity method of accounting. Our equity in earnings of the hotel joint venture is included in other income, net in our consolidated statements of operations. The percentage of property EBITDA above has been calculated based on our 35% ownership.

(c)	On March 1, 2004, we acquired the 65% interest we did not previously own in the joint venture that leases the Hamburg Marriott. On June 29, 2004, we eliminated the collateralized guarantee on the sale leaseback related to the property and no longer have continuing involvement which required treating the transaction as a financing. Accordingly, a sale of the Hamburg Marriott was recorded and the leaseback has now been recorded as an operating lease as of June 29, 2004. SHCI eliminated the finance obligation on the consolidated balance sheet and now records lease expense instead of mortgage interest and depreciation expense. Since we only have a leasehold interest in this property, we have not included it in the percentage of Property EBITDA calculation above.

(d)	On June 29, 2004, we eliminated the collateralized guarantee related to the Paris Marriott Champs Elysees and no longer have continuing involvement as defined by generally accepted accounting principles. Accordingly, a sale of the Paris Marriott Champs Elysees was recorded and the leaseback has now been recorded as an operating lease as of June 29, 2004. SHCI eliminated the finance obligation on the consolidated balance sheet and now records lease expense instead of mortgage interest and depreciation expense. Since we only have a leasehold interest in this property, we have not included it in the percentage of Property EBITDA calculation above.

Supplemental Financial Information Four Quarters Ended June 30, 2005

Seasonality by Geographic Region

Revenues have been adjusted to show hotel performance on a comparable quarter-over-quarter basis. Adjustments include (i) exclusion of Ritz-Carlton Half Moon Bay’s partial year results; (ii) presentation of Hyatt Regency New Orleans without the effect of the operating lease that was in place prior to June 2004; (iii) presentation of the European hotels without regard to either ownership structure or leaseholds; and (iv) exclusion of InterContinental Chicago and InterContinental Miami’s partial year results.

United States Hotels (as of June 30, 2005)

9 Properties

4,710 Rooms

	Three Months Ended				Total
	September 2004	December 2004	March 31, 2005	June 30, 2005
Total revenues	$63,119	$76,164	$82,734	$76,163	$298,180
Seasonality %	21.2%	25.5%	27.7%	25.6%	100.0%

Mexican Hotels (as of June 30, 2005)

2 Properties

380 Rooms

	Three Months Ended				Total
	September 2004	December 2004	March 31, 2005	June 30, 2005
Total revenues	$10,222	$15,064	$17,085	$15,990	$58,361
Seasonality %	17.5%	25.8%	29.3%	27.4%	100.0%

Total North American Hotels (as of June 30, 2005)

11 Properties

5,090 Rooms

	Three Months Ended				Total
	September 2004	December 2004	March 31, 2005	June 30, 2005
Total revenues	$73,341	$91,228	$99,819	$92,153	$356,541
Seasonality %	20.6%	25.6%	28.0%	25.8%	100.0%

European Hotels (as of June 30, 2005)

3 Properties

841 Rooms

	Three Months Ended				Total
	September 2004	December 2004	March 31, 2005	June 30, 2005
Total revenues	$23,010	$19,999	$16,708	$23,179	$82,896
Seasonality %	27.8%	24.1%	20.2%	27.9%	100.0%

Supplemental Financial Information Three and Six Months Ended June 30, 2005 and 2004

Operating Statistics by Geographic Region

Operating results have been adjusted to show hotel performance on a comparable quarter-over-quarter basis. Adjustments include (i) exclusion of the seven properties distributed out of the Company in connection with the IPO; (ii) exclusion of Ritz-Carlton Half Moon Bay’s partial year results; (iii) presentation of Hyatt Regency New Orleans without the effect of the operating lease that was in place prior to June 2004; (iv) presentation of the European hotels without regard to either ownership structure or leaseholds; and (v) exclusion of InterContinental Chicago and InterContinental Miami’s partial year results.

United States Hotels (as of June 30, 2005)

9 Properties

4,710 Rooms

	Three Months Ended June 30,				Six Months Ended June 30,
	2005	2004	Change		2005	2004	Change
Average Daily Rate	$146.75	$138.89	5.7%		$152.15	$145.45	4.6%
Average Occupancy	70.0%	70.9%	(0.9	) pts	71.1%	70.6%	0.	5 pts
RevPAR	$102.78	$98.53	4.3%		$108.14	$102.73	5.3%
Total RevPAR	$181.98	$172.67	5.4%		$190.61	$179.67	6.1%
Property EBITDA Margin	23.9%	23.4%	0	.5 pts	26.6%	25.6%	1.0	pts

Mexican Hotels (as of June 30, 2005)

2 Properties

380 Rooms

	Three Months Ended June 30,				Six Months Ended June 30,
	2005	2004	Change		2005	2004	Change
Average Daily Rate	$344.82	$338.09	2.0%		$393.07	$380.18	3.4%
Average Occupancy	73.3%	68.4%	4.	9 pts	72.8%	70.4%	2.	4 pts
RevPAR	$252.65	$231.13	9.3%		$286.02	$267.78	6.8%
Total RevPAR	$462.41	$401.21	15.3%		$480.88	$441.01	9.0%
Property EBITDA Margin	31.1%	30.2%	0.9	pts	34.4%	34.8%	(0.4	) pts

Total North American Hotels (as of June 30, 2005)

11 Properties

5,090 Rooms

	Three Months Ended June 30,				Six Months Ended June 30,
	2005	2004	Change		2005	2004	Change
Average Daily Rate	$162.50	$153.53	5.8%		$170.92	$163.26	4.7%
Average Occupancy	70.3%	70.7%	(0.4	) pts	71.2%	70.6%	0	.6 pts
RevPAR	$114.21	$108.62	5.1%		$121.69	$115.28	5.6%
Total RevPAR	$203.38	$190.06	7.0%		$212.74	$199.55	6.6%
Property EBITDA Margin	25.2%	24.5%	0.7	pts	27.9%	27.2%	0	.7 pts

Supplemental Financial Information Three and Six Months Ended June 30, 2005 and 2004

European Hotels (as of June 30, 2005)

3 Properties

841 Rooms

	Three Months Ended June 30,				Six Months Ended June 30,
	2005	2004	Change		2005	2004	Change
Average Daily Rate	$260.99	$231.58	12.7%		$240.33	$216.83	10.8%
Average Occupancy	83.7%	86.8%	(3.1	)pts	76.8%	78.0%	(1.2	)pts
RevPAR	$218.47	$200.99	8.7%		$184.53	$169.13	9.1%
Total RevPAR	$302.87	$283.66	6.8%		$262.04	$241.70	8.4%
Property EBITDA Margin	44.2%	43.5%	0.7	pts	38.5%	39.0%	(0.5	)pts

Supplemental Financial Information Three and Six Months Ended June 30, 2005 and 2004

Selected Financial and Operating Information by Property (In Thousands, Except Operating Information)

The following tables present selected financial and operating information by property for the three and six months ended June 30, 2005 and 2004. Property EBITDA reflects property net operating income plus depreciation and amortization.

	Three Months Ended June 30,				Six Months Ended June 30,
	2005	2004	% Change		2005	2004	% Change
HYATT REGENCY NEW ORLEANS

Selected Financial Information (For purposes of comparison, we have provided financial information for this property as if the hotel was subject to a management agreement (it was on a lease prior to June 2004)):

Total revenues	$14,300	$16,187	(11.7)%		$31,957	$32,902	(2.9)%
Property EBITDA	$4,053	$5,026	(19.4)%		$9,836	$10,370	(5.1)%
Selected Operating Information:
Rooms	1,184	1,184	—		1,184	1,184	—
Average occupancy	59.8%	70.4%	(10.6	)pts	61.9%	67.5%	(5.6	)pts
ADR	$134.40	$142.03	(5.4)%		$144.02	$146.99	(2.0)%
RevPAR	$80.36	$100.03	(19.7)%		$89.18	$99.19	(10.1)%
Total RevPAR	$132.72	$150.24	(11.7)%		$149.12	$152.69	(2.3)%
HYATT REGENCY PHOENIX
Selected Financial Information:
Total revenues	$8,878	$8,361	6.2%		$21,701	$21,025	3.2%
Property EBITDA	$1,827	$1,976	(7.5)%		$6,933	$7,390	(6.2)%
Selected Operating Information:
Rooms	712	712	—		712	712	—
Average occupancy	69.5%	63.0%	6.	5pts	75.5%	69.2%	6.3	pts
ADR	$128.26	$124.26	3.2%		$142.78	$145.33	(1.8)%
RevPAR	$89.19	$78.31	13.9%		$107.83	$100.61	7.2%
Total RevPAR	$140.17	$129.04	8.6%		$172.26	$162.25	6.2%
HILTON BURBANK AIRPORT AND CONVENTION CENTER
Selected Financial Information:
Total revenues	$7,139	$5,558	28.4%		$14,059	$11,824	18.9%
Property EBITDA	$2,356	$1,327	77.5%		$4,586	$3,303	38.8%
Selected Operating Information:
Rooms	488	488	—		488	488	—
Average occupancy	74.3%	59.2%	15.1	pts	74.7%	64.6%	10.1	pts
ADR	$123.59	$112.31	10.0%		$122.31	$113.81	7.5%
RevPAR	$91.88	$66.47	38.2%		$91.36	$73.47	24.4%
Total RevPAR	$160.76	$125.16	28.4%		$159.17	$133.13	19.6%

Supplemental Financial Information Three and Six Months Ended June 30, 2005 and 2004

	Three Months Ended June 30,				Six Months Ended June 30,
	2005	2004	% Change		2005	2004	% Change
MARRIOTT RANCHO LAS PALMAS RESORT
Selected Financial Information:
Total revenues	$8,518	$8,313	2.5%		$19,318	$18,806	2.7%
Property EBITDA	$614	$915	(32.9)%		$3,093	$3,208	(3.6)%
Selected Operating Information:
Rooms	444	444	—		444	444	—
Average occupancy	67.8%	69.6%	(1.8	)pts	71.6%	72.9%	(1.3	)pts
ADR	$169.79	$151.55	12.0%		$179.39	$166.74	7.6%
RevPAR	$115.04	$105.41	9.1%		$128.37	$121.62	5.6%
Total RevPAR	$228.39	$222.89	2.5%		$258.98	$252.12	2.7%
HYATT REGENCY LA JOLLA AT AVENTINE
Selected Financial Information:
Total revenues	$9,721	$8,455	15.0%		$18,950	$16,108	17.6%
Property EBITDA	$2,323	$1,733	34.0%		$4,425	$2,840	55.8%
Selected Operating Information:
Rooms	419	419	—		419	419	—
Average occupancy	77.9%	83.8%	(5.9	)pts	77.3%	74.5%	2.8	pts
ADR	$165.25	$138.47	19.3%		$163.81	$146.77	11.6%
RevPAR	$128.73	$116.10	10.9%		$126.61	$109.38	15.8%
Total RevPAR	$254.95	$221.75	15.0%		$249.87	$211.23	18.3%
MARRIOTT SCHAUMBURG
Selected Financial Information:
Total revenues	$4,202	$3,885	8.2%		$7,461	$7,132	4.6%
Property EBITDA	$1,237	$876	41.2%		$1,891	$1,301	45.3%
Selected Operating Information:
Rooms	398	398	—		398	398	—
Average occupancy	72.0%	71.0%	1.0	pts	65.1%	64.3%	0.8	pts
ADR	$113.52	$105.06	8.1%		$113.87	$107.23	6.2%
RevPAR	$81.68	$74.60	9.5%		$74.12	$68.91	7.6%
Total RevPAR	$125.69	$116.21	8.2%		$111.58	$106.66	4.6%
MARRIOTT LINCOLNSHIRE RESORT
Selected Financial Information:
Total revenues	$8,776	$8,690	1.0%		$16,216	$16,956	(4.4)%
Property EBITDA	$1,200	$1,263	(5.0)%		$1,994	$2,184	(8.7)%
Selected Operating Information:
Rooms	390	390	—		390	390	—
Average occupancy	66.3%	71.9%	(5.6	)pts	61.7%	71.7%	(10.0	)pts
ADR	$122.28	$110.64	10.5%		$119.56	$105.31	13.5%
RevPAR	$81.10	$79.58	1.9%		$73.79	$75.51	(2.3)%
Total RevPAR	$267.89	$265.26	1.0%		$247.50	$258.79	(4.4)%

Supplemental Financial Information Three and Six Months Ended June 30, 2005 and 2004

	Three Months Ended June 30,				Six Months Ended June 30,
	2005	2004	% Change		2005	2004	% Change
LOEWS SANTA MONICA BEACH HOTEL
Selected Financial Information:
Total revenues	$10,886	$9,600	13.4%		$21,260	$18,869	12.7%
Property EBITDA	$3,517	$2,844	23.7%		$6,838	$5,709	19.8%

Selected Operating Information:
Rooms	342	342	—		342	342	—
Average occupancy	85.1%	81.9%	3.2	pts	85.9%	81.3%	4.6	pts
ADR	$257.85	$239.65	7.6%		$254.65	$239.00	6.5%
RevPAR	$219.33	$196.22	11.8%		$218.62	$194.32	12.5%
Total RevPAR	$349.78	$308.46	13.4%		$343.45	$303.15	13.3%

EMBASSY SUITES LAKE BUENA VISTA RESORT
Selected Financial Information:
Total revenues	$3,743	$3,471	7.8%		$7,971	$7,297	9.2%
Property EBITDA	$1,102	$1,024	7.6%		$2,656	$2,339	13.6%

Selected Operating Information:
Rooms	333	333	—		333	333	—
Average occupancy	80.6%	80.1%	0.5	pts	82.2%	80.9%	1.3	pts
ADR	$131.65	$124.15	6.0%		$138.80	$128.30	8.2%
RevPAR	$106.09	$99.38	6.8%		$114.05	$103.77	9.9%
Total RevPAR	$123.52	$114.54	7.8%		$132.25	$120.40	9.8%

RITZ-CARLTON HALF MOON BAY
Selected Financial Information:
Total revenues	$13,175	N/A	N/A		$22,823	N/A	N/A
Property EBITDA	$2,705	N/A	N/A		$3,194	N/A	N/A

Selected Operating Information (This table includes statistical information only for our period of ownership. For the three months ended June 30, 2004, average occupancy was 62.7%, ADR was $325.11, RevPAR was $203.98 and Total RevPAR was $501.02 and for the six months ended June 30, 2004, average occupancy was 58.8%, ADR was $303.81, RevPAR was $178.61 and Total RevPAR was $435.98 ):

Rooms	261	N/A	N/A		261	N/A	N/A
Average occupancy	71.3%	N/A	N/A		64.9%	N/A	N/A
ADR	$334.23	N/A	N/A		$308.91	N/A	N/A
RevPAR	$238.20	N/A	N/A		$200.33	N/A	N/A
Total RevPAR	$554.71	N/A	N/A		$483.12	N/A	N/A

Supplemental Financial Information Three and Six Months Ended June 30, 2005 and 2004

	Three Months Ended June 30,			Six Months Ended June 30,
	2005	2004	% Change	2005	2004	% Change
INTERCONTINENTAL CHICAGO
Selected Financial Information:
Total revenues	$17,620	N/A	N/A	N/A	N/A	N/A
Property EBITDA	$6,358	N/A	N/A	N/A	N/A	N/A

Selected Operating Information (This table includes statistical information only for our period of ownership. For the three months ended June 30, 2004, average occupancy was 78.7%, ADR was $172.54, RevPAR was $135.71 and Total RevPAR was $213.90. For the six months ended June 30, 2005, average occupancy was 68.1%, ADR was $175.14, RevPAR was $119.33 and Total RevPAR was $182.56. For the six months ended June 30, 2004, average occupancy was 66.4%, ADR was $157.92, RevPAR was $104.82 and Total RevPAR was $167.52):

Rooms	807	N/A	N/A	N/A	N/A	N/A
Average occupancy	83.4%	N/A	N/A	N/A	N/A	N/A
ADR	$193.47	N/A	N/A	N/A	N/A	N/A
RevPAR	$161.39	N/A	N/A	N/A	N/A	N/A
Total RevPAR	$239.93	N/A	N/A	N/A	N/A	N/A

INTERCONTINENTAL MIAMI
Selected Financial Information:
Total revenues	$11,044	N/A	N/A	N/A	N/A	N/A
Property EBITDA	$3,219	N/A	N/A	N/A	N/A	N/A

Selected Operating Information (This table includes statistical information only for our period of ownership. For the three months ended June 30, 2004, average occupancy was 65.8%, ADR was $134.74, RevPAR was $88.71 and Total RevPAR was $167.17. For the six months ended June 30, 2005, average occupancy was 78.4%, ADR was $164.03, RevPAR was $128.52 and Total RevPAR was $222.81. For the six months ended June 30, 2004, average occupancy was 72.1%, ADR was $149.05, RevPAR was $107.54 and Total RevPAR was $191.69):

Rooms	641	N/A	N/A	N/A	N/A	N/A
Average occupancy	71.5%	N/A	N/A	N/A	N/A	N/A
ADR	$145.55	N/A	N/A	N/A	N/A	N/A
RevPAR	$104.04	N/A	N/A	N/A	N/A	N/A
Total RevPAR	$189.33	N/A	N/A	N/A	N/A	N/A

Supplemental Financial Information Three and Six Months Ended June 30, 2005 and 2004

	Three Months Ended June 30,				Six Months Ended June 30,
	2005	2004	% Change		2005	2004	% Change
FOUR SEASONS MEXICO CITY
Selected Financial Information:
Total revenues	$5,901	$5,397	9.3%		$11,323	$11,083	2.2%
Property EBITDA	$1,396	$1,452	(3.9)%		$2,604	$2,967	(12.2)%

Selected Operating Information:
Rooms	240	240	—		240	240	—
Average occupancy	68.1%	62.8%	5.3	pts	66.0%	64.2%	1.8	pts
ADR	$219.66	$218.48	0.5%		$222.28	$220.98	0.6%
RevPAR	$149.64	$137.25	9.0%		$146.80	$141.80	3.5%
Total RevPAR	$270.19	$247.12	9.3%		$260.66	$253.73	2.7%

FOUR SEASONS PUNTA MITA RESORT
Selected Financial Information:
Total revenues	$10,089	$8,477	19.0%		$21,752	$19,417	12.0%
Property EBITDA	$3,571	$2,733	30.7%		$8,770	$7,661	14.5%

Selected Operating Information:
Rooms	140	140	—		140	140	—
Average occupancy	82.1%	77.9%	4.2	pts	84.3%	81.2%	3.1	pts
ADR	$522.86	$503.52	3.8%		$622.49	$595.90	4.5%
RevPAR	$429.24	$392.07	9.5%		$524.67	$483.73	8.5%
Total RevPAR	$791.92	$665.38	19.0%		$858.41	$762.05	12.6%

Supplemental Financial Information Three and Six Months Ended June 30, 2005 and 2004

	Three Months Ended June 30,				Six Months Ended June 30,
	2005	2004	% Change		2005	2004	% Change
INTERCONTINENTAL PRAGUE
Selected Financial Information (Amounts below are 100% of operations, of which SHCI owns 35%):
Total revenues	$10,024	$10,312	(2.8)%		$16,675	$15,827	5.4%
Property EBITDA	$5,286	$5,246	0.8%		$7,478	$7,334	2.0%

Selected Operating Information:
Rooms	372	372	—		372	372	—
Average Occupancy	83.5%	90.1%	(6.6	) pts	76.2%	76.5%	(0.3	) pts
ADR	$238.84	$221.77	7.7%		$209.54	$194.51	7.7%
RevPAR	$199.46	$199.87	(0.2)%		$159.60	$148.81	7.3%
Total RevPAR	$296.11	$304.62	(2.8)%		$247.65	$233.77	5.9%

MARRIOTT HAMBURG
Selected Financial Information (Amounts below are 100% of operations, of which SHCI owned 35% through March 2004):
Total revenues	$4,704	$4,409	6.7%		$8,454	$8,589	(1.6)%
Property EBITDA	$1,284	$1,203	6.7%		$2,562	$2,374	7.9%

Selected Operating Information:
Rooms	277	277	—		277	277	—
Average occupancy	82.7%	83.1%	(0.4	) pts	75.0%	79.0%	(4.0	) pts
ADR	$152.28	$143.82	5.9%		$151.64	$148.71	2.0%
RevPAR	$125.92	$119.57	5.3%		$113.76	$117.49	(3.2)%
Total RevPAR	$186.61	$174.91	6.7%		$168.62	$170.37	(1.0)%

PARIS MARRIOTT CHAMPS ELYSEES
Selected Financial Information:
Total revenues	$8,451	$6,988	20.9%		$14,759	$12,579	17.3%
Property EBITDA	$3,667	$2,999	22.3%		$5,327	$4,713	13.0%

Selected Operating Information:
Rooms	192	192	—		192	192	—
Average occupancy	85.6%	85.6%	—		80.5%	79.4%	1.1	pts
ADR	$454.46	$374.57	21.3%		$416.00	$356.22	16.8%
RevPAR	$388.80	$320.63	21.3%		$334.92	$283.00	18.3%
Total RevPAR	$483.69	$399.95	20.9%		$424.69	$359.98	18.0%

Supplemental Financial Information Three and Six Months Ended June 30, 2005 and 2004

Reconciliation of Property EBITDA to EBITDA

(in thousands)

	Three Months Ended June 30,				Six Months Ended June 30,
	2005		2004		2005		2004
Hotel	Property EBITDA	EBITDA	Property EBITDA	EBITDA	Property EBITDA	EBITDA	Property EBITDA	EBITDA
Hyatt Regency New Orleans	$4,053	$4,053	$5,026	$5,026	$9,836	$9,836	$10,370	$10,370
Hyatt Regency Phoenix	1,827	1,827	1,976	1,976	6,933	6,933	7,390	7,390
Hilton Burbank Airport and Convention Center	2,356	2,356	1,327	1,327	4,586	4,586	3,303	3,303
Marriott Rancho Las Palmas Resort	614	614	915	915	3,093	3,093	3,208	3,208
Hyatt Regency La Jolla at Aventine	2,323	2,323	1,733	1,733	4,425	4,425	2,840	2,840
Marriott Schaumburg	1,237	1,237	876	876	1,891	1,891	1,301	1,301
Marriott Lincolnshire Resort	1,200	1,200	1,263	1,263	1,994	1,994	2,184	2,184
Loews Santa Monica Beach Hotel	3,517	3,517	2,844	2,844	6,838	6,838	5,709	5,709
Embassy Suites Lake Buena Vista Resort	1,102	1,102	1,024	1,024	2,656	2,656	2,339	2,339
Ritz-Carlton Half Moon Bay	2,705	2,705	—	—	3,194	3,194	—	—
InterContinental Chicago (a)	6,358	6,358	—	—	—	6,358	—	—
InterContinental Miami (a)	3,219	3,219	—	—	—	3,219	—	—
Four Seasons Mexico City	1,396	1,396	1,452	1,452	2,604	2,604	2,967	2,967
Four Seasons Punta Mita Resort	3,571	3,571	2,733	2,733	8,770	8,770	7,661	7,661
InterContinental Prague (b)	5,286	—	5,246	—	7,478	—	7,334	—
Marriott Hamburg (c)	1,284	35	1,203	986	2,562	72	2,374	1,323
Paris Marriott Champs Elysees (d)	3,667	233	2,999	3,013	5,327	471	4,713	4,757

	$45,715	$35,746	$30,617	$25,168	$72,187	$66,940	$63,693	$55,352

Adjustments:
Distributed Property EBITDA (see note on page 7)		$—		$18,206		$—		$28,387
Corporate expenses		(4,650)		(13,671)		(9,407)		(20,194)
Interest income		469		445		761		969
Loss on early extinguishment of debt		—		(24,134)		—		(21,946)
Other income (expenses), net		2,961		(3,238)		4,623		(2,043)
Income from discontinued operations		—		—		—		75,662
Interest expense - discontinued operations		—		—		—		577
Income taxes		247		26		305		(41)
Adjustments from unconsolidated affiliates		1,086		1,793		2,022		3,279

EBITDA		$35,859		$4,595		$65,244		$120,002

(a)	On April 1, 2005, we purchased an 85% controlling interest in the joint ventures that own the InterContinental Chicago and Miami hotels. We consolidate these hotels for reporting purposes.

(b)	We have a 35% interest in the joint venture that owns the InterContinental Prague and account for our investment under the equity method of accounting. Our equity in earnings of the hotel joint venture is included in other income (expenses), net in our consolidated statements of operations.

(c)	On March 1, 2004, we acquired the 65% interest we did not previously own in the joint venture that leases the Hamburg Marriott. On June 29, 2004, we eliminated the collateralized guarantee on the sale leaseback related to the property and no longer have continuing involvement which required treating the transaction as a financing. Accordingly, a sale of the Hamburg Marriott was recorded and the leaseback has now been recorded as an operating lease as of June 29, 2004. SHCI eliminated the finance obligation on the consolidated balance sheet and now records lease expense instead of mortgage interest and depreciation expense.

(d)	On June 29, 2004, we eliminated the collateralized guarantee related to the Paris Marriott Champs Elysees and no longer have continuing involvement as defined by generally accepted accounting principles. Accordingly, a sale of the Paris Marriott Champs Elysees was recorded and the leaseback has now been recorded as an operating lease as of June 29, 2004. SHCI eliminated the finance obligation on the consolidated balance sheet and now records lease expense instead of mortgage interest and depreciation expense.